Exhibit 99.1

FDA Approval Investor Call December 15, 2025

Forward Looking Statements

The Presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "aim," "anticipate," "assume," "believe," "contemplate," "continue," "could," "design," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "predict," "positioned," "potential," "project," "seek," "should," "target," "will," "would" (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward- looking statements are based on Milestone's expectations and assumptions as of the date of this Presentation. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Presentation include statements regarding: (i) potential protections afforded by U.S. patents; (ii) the potential of CARDAMYST to (a) deliver a new PSVT therapeutic option to market, (b) decrease costs for the healthcare system and reduce emergency department visits and hospital admissions, (c) empower patients to treat symptomatic attacks; (iii) plans relating to commercializing CARDAMYST, including timing, the geographic areas of focus and sales strategy; (iv) the potential market size and the rate and degree of market acceptance of CARDAMYST (etripamil) and any future product candidates; (v) the projected use of CARDAMYST in the future; (vi) anticipated commercial and Medicare coverage of CARDAMYST; (vii) the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates; (viii) Milestone's expected cash runway; (ix) potential royalty payments and potential royalty funding; (x) Milestone's expectations regarding patient reach and market access; and any other statements not related to historical facts. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials; whether our future interactions with the FDA will have satisfactory outcomes; uncertainties related to the timing of initiation, enrollment, completion, evaluation and results of our clinical trials; risks and uncertainty related to the complexity inherent in cleaning, verifying and analyzing trial data; and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT or other indications, among others, general economic, political, and market conditions, including deteriorating market conditions due to investor concerns regarding inflation, international tariffs, Russian hostilities in Ukraine and ongoing disputes in the Middle East and overall fluctuations in the financial markets in the United States and abroad; risks related to pandemics and public health emergencies; and risks related the sufficiency of Milestone's capital resources and its ability to raise additional capital in the current economic climate. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission ("SEC"), including in its annual report on Form 10-K for the year ended December 31, 2024 and its subsequent quarterly report on form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, in each case, under the caption "Risk Factors," as such discussion may be updated in future filings we make with the SEC. Except as required by law, Milestone assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025
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Call Agenda



Joe Oliveto



David Bharucha



Lorenz Muller



Amit Hasija

Presenters

Introduction & CARDAMYST Label Highlights	Joe Oliveto, President & Chief Executive Officer
Clinical Perspective	David Bharucha, MD, PhD, FACC, Chief Medical Officer
Commercial Plans	Lorenz Muller, Chief Commercial Officer
Conclusion	Joe Oliveto
Q&A	Joe Oliveto, David Bharucha, Lorenz Muller, Amit Hasija

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 3

CARDAMYST is indicated for the conversion of acute symptomatic episodes of paroxysmal supraventricular tachycardia (PSVT) to sinus rhythm in adults . 4 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Indication & Usage: CARDAMYST is a calcium channel blocker indicated for the conversion of acute symptomatic episodes of paroxysmal supraventricular tachycardia (PSVT) to sinus rhythm in adults https://milestonepharma.com/etripamilprescribinginformation.pdf

Fast Relief to More Patients with Persistent Effects to 5 Hours Efficacy Data from RAPID 5 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Key: CI = confidence interval; HR = hazard ratio; SR = sinus rhythm 1. Stambler BS, et al. Lancet . 2023;402(10396):118 - 128. # of subjects at risk Kaplan - Meier probability of conversion, (%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210 220 230 240 250 260 270 280 290 300 Time Since Study Drug Administration (minutes) Placebo Conversion of PSVT to SR by 30 min: HR = 2.62 (95% CI: 1.659, 4.147); p <0.001 Placebo 99 26 18 18 17 16 Placebo 35 19 18 18 17 85 37 27 22 22 20 56 32 25 22 21

Kaplan - Meier probability of conversion, (%) Fast Relief to More Patients Efficacy Data from RAPID 6 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Key: CI = confidence interval; HR = hazard ratio; SR = sinus rhythm 1. Stambler BS, et al. Lancet . 2023;402(10396):118 - 128. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210 220 230 240 250 260 270 280 290 300 Time Since Study Drug Administration (minutes) Placebo 99 26 18 18 17 16 Placebo 35 19 18 18 17 85 37 27 22 22 20 56 32 25 22 21 Conversion of PSVT to SR by 30 min: HR = 2.62 (95% CI: 1.659, 4.147); p <0.001 0% 10% 20% 30% 40% 50% 60% 70% 0 5 10 15 20 25 30 64% Placebo 31% Time Since Study Drug Administration (minutes) Faster conversion with CARDAMYST by median time to conversion Greater likelihood of conversion with CARDAMYST within 30 minutes 2x >3x # of subjects at risk

CARDAMYST Was Well Tolerated, With Most Adverse Events Localized to the Nasal Administration Site

In clinical studies:*

No instances of Mobitz type 2 second-degree or third-degree atrioventricular block were reported.

Within 24 hours of CARDAMYST administration: 0.4% of patients experienced hypotension, 0.1% of patients experienced syncope.

*Includes patients who received CARDAMYST in double-blind, randomized, placebo-controlled, and open-label studies (n=1753); 2.5% of patients discontinued CARDAMYST due to treatment-related adverse reactions.

Most Frequent (≥5.0%) Adverse Reactions Observed in Randomized Controlled Studies†

	CARDAMYST 70 mg n=235 %	CARDAMYST 2x70 mg‡ n=86 %	Placebo n = 223 %
Nasal discomfort	28	23	6
Nasal congestion	14	12	1
Rhinorrhea	12	10	2
Throat irritation	7	6	1
Epistaxis	6	7	1

†Adverse reactions that occurred within 24 hours of study drug administration for perceived PSVT in the double-blind, placebo-controlled studies, NODE-1, NODE-301 Part 1, NODE-301 Part 2 (RAPID), and NODE-301 Part 3 (RAPID Extension) that had an overall incidence of 5% or greater and an incidence in the pooled CARDAMYST group at least 1% greater than that of the pooled placebo group.

‡2x70 mg: first administration of 70-mg CARDAMYST followed by a repeat dose of 70-mg CARDAMYST 10 minutes later if symptoms persisted.

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 7

Our Vision for Commercial Success of CARDAMYST Key: ED = Emergency Department; CCB = Calcium Channel Blocker; HCP = Healthcare Provider Citations: Internal market research 8 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Patients Empowerment Fast, reliable self - administration Less disruption, reliance on ED Less fear over when the next event will occur Prescribers Provides a solution Trusted CCB mechanism Robust clinical data Frees up HCP time and office resources Novel and cost - effective treatment Potential to reduce ED visits or hospital admissions Payers Efficiency Goal Easy to use Easy to prescribe Limit need to manage

Presenters Introduction & CARDAMYST Label Highlights Joe Oliveto, President & Chief Executive Officer Clinical Perspective David Bharucha, MD, PhD, FACC, Chief Medical Officer Commercial Plans Lorenz Muller, Chief Commercial Officer Conclusion Joe Oliveto (Q&A) Joe Oliveto, David Bharucha, Lorenz Muller. Amit Hasija Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 9 Joe Oliveto David Bharucha Lorenz Muller Amit Hasija

PSVT– An Atrial Arrhythmia with a Substantial Patient Burden

PSVT (mainly AVNRT and AVRT)

Arrhythmias characterized by a sudden-onset, rapid heart rate

90% of PSVTs are AV-nodal dependent (CCB-sensitive)

Commonly 150 - 250 bpm

Common & Disabling Symptoms Include

Heart palpitations

Shortness of breath

Light-headedness

Chest pressure or pain

Fatigue

Anxiety / Loss of control

PSVT = Paroxysmal Supraventricular Tachycardia; AV = Atrioventricular; AVNRT=AV Nodal Reentrant Tachycardia; AVRT=AV Reentrant Tachycardia

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025

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Many Current Treatments are Poorly Effective, Invasive, or Inconvenient

Chronic / Preventive		Acute	
Oral BBs and CCBs	Catheter ablation*	"Pill in Pocket" = off label oral CCB or BB, or vagal maneuver	ED, Urgent Care visit or hospitalization

Most Patients Experience PSVT Problems Despite Chronic Rx or PiP Options

BB = Beta Blocker; CCB = Calcium Channel Blocker; PiP = Pill in Pocket

*Ablation is elected by only ~15% of eligible US PSVT patients (due to patient reluctance, availability issues). Citations: Estimates based on market research and longitudinal analysis of Truven / Marketscan and Medicare claims data; Page RL et al, 2015 ACC/AHA/HRS guideline for the management of adult patients with supraventricular tachycardia, Circulation. 2016;133:e471–e505

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 11

CARDAMYST is a Novel CCB Designed to Treat PSVT Episodes Safely and Quickly CCB = Calcium Channel Blocker; MOA = Mechanism of Action 12 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Short - acting CCB MOA very well understood and trusted New Chemical Entity (NCE) Patent protection until 2042 Portable, on - demand nasal spray Fast onset of action, well tolerated Robust clinical d ata in PSVT Label provides strong basis for communicating efficacy, safety, and tolerability Empowering patients to self - treat symptomatic attacks

Presenters Introduction & CARDAMYST Label Highlights Joe Oliveto, President & Chief Executive Officer Clinical Perspective David Bharucha, MD PhD FACC, Chief Medical Officer Commercial Plans Lorenz Muller, Chief Commercial Officer Conclusion Joe Oliveto (Q&A) Joe Oliveto, David Bharucha, Lorenz Muller. Amit Hasija Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 13 Joe Oliveto David Bharucha Lorenz Muller Amit Hasija

2M+ Patients Cost the Healthcare System at Least $5 Billion Annually Key: PSVT = Paroxysmal Supraventricular Tachycardia Citations: 1. Rehorn M, et al. J Cardiovasc Electrophysiol . 2021 Aug;32(8):2199 - 2206. 2. IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1) 3. Healthcare Utilization Project (HCUP) 2019, https://hcup - us.ahrq.gov/databases.jsp ; accessed 12/2025; range reflects ED visits/IP admissions with PSVT as primary diagnosis code to ED visits/IP admissions with PSVT in any diagnostic position. 14 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 140,000 – 525,000 Emergency Department Visits per Year 3 ~100,000 Ablations Performed per Year 2 650,000 to 1M Patients Treated per Year 2 40,000 – 120,000 In - Patient Admissions per Year 3 ~2M+ Patients Diagnosed with PSVT 1

Accessible and Compelling Commercial Opportunity for CARDAMYST

No anticipated branded competition

- 100% share of voice
- Lower rebate pressure

Low barrier to prescribing

- Familiar and trusted MOA
- Robust clinical data

Opportunity for strong demand generation & quality coverage

- ~650k – 1M patients treated annually
- ~50% patients commercially insured
- Cost offsets driven by lower HRU

Key: MOA = Mechanism of Action; HRU = Healthcare Resource Utilization
Citations: Internal Market Research and Longitudinal Analysis of Truven/Marketscan and Medicare claims data

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 15

~2 million 1 Diagnosed Population with PSVT Milestone can Potentially Reach Half of Annually - Treated Patients by Calling on ~10,000 Prescribers with ~60 Sales Reps 2 Citations: 1. Rehorn M, et al. J Cardiovasc Electrophysiol . 2021 Aug;32(8):2199 - 2206. 2. Milestone Data on File 16 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Each figure represents 5,000 patients with PSVT

Milestone can Potentially Reach Half of Annually-Treated Patients by Calling on ~10,000 Prescribers with ~60 Sales Reps[2]

~2 million[1]

Diagnosed Population with PSVT



~1 million[3]

Annually Treated Population with PSVT managed by ~40,000 healthcare providers

Each figure represents 5,000 patients with PSVT

Citations: 1. Rehorn M, et al. *J Cardiovasc Electrophysiol.* 2021 Aug;32(8):2199-2206. 2. Milestone Data on File. 3. IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1)

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025

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Milestone can Potentially Reach Half of Annually-Treated Patients by Calling on ~10,000 Prescribers with ~60 Sales Reps[2]

~2 million[1]
Diagnosed Population with PSVT



~1 million[3]
Annually Treated Population with PSVT managed by ~40,000 healthcare providers

~500,000[4]
Annually Treated Population with PSVT managed by ~10,000 healthcare providers

Each figure represents 5,000 patients with PSVT

Citations: 1. Rehorn M, et al. *J Cardiovasc Electrophysiol*. 2021 Aug;32(8):2199-2206. 2. Milestone Data on File. 3. IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1). 4. Milestone Data on File

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 18

Milestone can Potentially Reach Half of Annually-Treated Patients by Calling on ~10,000 Prescribers with ~60 Sales Reps[2]

~2 million[1]

Diagnosed Population with PSVT



~1 million[3]

Annually Treated Population with PSVT managed by ~40,000 healthcare providers

~500,000[4]

Annually Treated Population with PSVT managed by ~10,000 healthcare providers

Each figure represents 5,000 patients with PSVT

~8,000[4]

Clinical/Interventional Cardiologists managing ~330,000 patients with PSVT

~1,500[4]

Electrophysiologists managing ~130,000 patients with PSVT

~500[4]

Primary Care Physicians managing ~40,000 patients with PSVT

~10,000 healthcare providers Targets for ~60 sales reps

Citations: 1. Rehorn M, et al. *J Cardiovasc Electrophysiol*. 2021 Aug;32(8):2199-2206. 2. Milestone Data on File. 3. IQVIA Pharmetrics Plus 2019 Commercial claims for patients <65yo and Medicare LDS 5% for patients >65yo (ICD: I47.1). 4. Milestone Data on File

Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025

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Versatility of CARDAMYST Leads to Multiple Use Cases in PSVT Citations: Internal Market Research 20 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Diagnosis Off - Label Chronic Oral Rx Off - Label “Pill in Pocket” Rx No Treatment Catheter Ablation ← Add ← Switch ← Add ← Switch ← Add ← Bridge ← Alternative Attack of PSVT Emergency Department “Tough it out” Very frequent and/or severe Not infrequent and moderate/severe Infrequent or mild Target Addressable Market

Cardiologists Expect to Prescribe CARDAMYST to the Majority of Unablated Patients with PSVT Citation: Quantitative market research conducted by Triangle Insights Group (n=250 cardiologists), June - September 2020; Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008 - 2016 analyzed by Precision Xtract, 2019 21 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Cardiologists’ Stated Adoption of CARDAMYST per Segment Current Management of PSVT Pill - in - Pocket 64% Chronic Meds Alone 43% No Current Treatment 53% Impact of Expected Cardiologist Adoption of CARDAMYST Pill - in - Pocket 34% Chronic Medications Alone 37% No Treatment 17% Ablation 12% 46% 12% 21% 8% 12%

Market Access Strategy: Accessibility and Affordability 1. Data on file (Trinity); 2. Sacks NC et al. Am J Cardiol . 2020 Jan 15;125(2):215 - 221; 3. Deshmukh A et al. Heart Rhythm O2. 2022 Aug 4;3(5):577 - 586; 4. Data on File (Healthcare Cost an d Utilization Project (HCUP) NIS 2019 and CMS hospitalization payments, 2021); 5. Jiang S et al. J Manag Care Spec Pharm. 2022 Nov;28(11):1 321 - 1330; 6. Chew DS et al. Circ Arrhythm Electrophysiol . 2022 Feb;15(2);. 7. Assumed to be equivalent to ED visits 22 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 Cost PSVT Treatment $1,649 WAC per Rx $500 - $1,000 Net Sales per Rx Commercial: $2,500 Emergency Department Visits 3,5 Medicare: $3,500 Commercial: $39,935 Inpatient Visits 1,2,3,4 Medicare: $14,956 Commercial: $2,500 Outpatient Hospital Visits 7 Medicare: $3,500 Commercial: $35,000 Ablations 1,2,6 Medicare: $15,000 Healthcare Providers Patients Coverage with Low Need to Control Not actively managing PSVT Rational pricing supports coverage Potential for cost offsets Easy to Prescribe Contract for quality coverage Reimbursement support services Prior Auth/denial conversion support Accessible and Affordable Retail distribution Copay mitigation for commercial Patient support services Payers

Key Brand Performance Indicators for Planned Launch Year • New to Brand Prescriptions ( NBRx ) • Prescription Growth (week over week) 23 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 • % Target Lives Covered (emphasis on commercial) • % of Targets with Quality Coverage Drive HCP Awareness & Adoption Establish & Maintain Broad, Quality Access & Affordability Strategic Objective:

Factors Supporting Launch Year Uptake of CARDAMYST Citations: Internal Market Research and Data on File 24 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 • Initial sales force covers 50% of potential annually treated patients • Patients seeking treatment weekly • HCP familiarity and evidence - based approach • Accessibility through retail distribution • Fit - for - purpose HCP and patient support programs • No anticipated branded competition • Potential healthcare cost offsets facilitates coverage Scripts Written Scripts Filled

Presenters Introduction & CARDAMYST Label Highlights Joe Oliveto, President & Chief Executive Officer Clinical Perspective David Bharucha, MD PhD FACC, Chief Medical Officer Commercial Plans Lorenz Muller, Chief Commercial Officer Conclusion Joe Oliveto (Q&A) Joe Oliveto, David Bharucha, Lorenz Muller. Amit Hasija Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 25 Joe Oliveto David Bharucha Lorenz Muller Amit Hasija

Conclusion 26 Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025

Q&A Milestone Pharmaceuticals Approval Call for CARDAMYST | December 15, 2025 27 Joe Oliveto David Bharucha Lorenz Muller Amit Hasija

Thank you